Alliance Title

18831 Von Karman Avenue, #380
Irvine, CA 92612
Phone No. (949) 724-4900; Fax No. (949) 724-4909

AMENDED I SUPPLEMENTAL - ESCROW INSTRUCTIONS

Brenda Burnett/BSB      Date: October 20, 2005
Manager       Escrow No.: 15083848-383-BSB

To: Alliance Title Company

Property Address: 3455 E. Flamingo Rd., Las Vegas, NV

The above numbered Escrow is hereby amended and/or supplemented as follows:

Seller agrees to extend the close of escrow date from the original close of escrow date of October 1, 2005 to be on or before December 12, 2005 which will be the last/final extension.

Buyer shall deposit with Escrow Holder, good funds in the amount of $100,000.00 which will be immediately released to Seller herein.

Upon Escrow Holder's receipt of this instruction signed by all parties hereto and upon clearance of Buyer's deposit, if applicable, Escrow Holder is hereby authorized and instructed to release the sum of $100,000.00 directly to Seller. Said sum shall apply toward the purchase price at the close of escrow. Buyer and Seller agree that Alliance Title Company, its officers and employees as well as Brokers make no warranties or representations of any kind, expressed or implied, as to the ownership of or title to the property described it this escrow, nor as to any encumbrances or liens thereon, or as to the condition and/or the ultimate outcome of this escrow, nor to any manner or form as an inducement to make the above payments. Furthermore, fully realizing that no documents in Buyer's favor have been recorded, nor Policy of Title Insurance issued to protect Buyer's interest in said property, Escrow Holder is nevertheless instructed to release said funds prior to the close of escrow. Escrow Holder and Brokers are not to be held liable or responsible for any loss or damage which Buyer or Seller may sustain by reason of releasing said funds, nor liable for the failure of any of the conditions of this escrow, or for the recovery of said money for any reason whatsoever. All parties are aware and understand that Escrow Holder will not aid in the recovery of said monies in the event this escrow is not consummated for any reason. All parties are advised to seek independent counsel with regard to this instruction.

Out of funds deposited by the undersigned Buyers in the above numbered escrow, and REGARDLESS OF WHETHER OR NOT THIS ESCROW IS EVER ACTUALLY COMPLETED AND CLOSED, you are hereby authorized and instructed to release and pay $100,000.00 to the Seller's herein, immediately upon your receipt of these instructions, signed by all parties to this escrow.

Each of the undersigned parties to the above numbered escrow has read and understood the content of the following portion of section 1057.5 of the California Civil Code, to wit:

"No escrow agent shall enter into any arrangement, either of his own making or of a subsidiary nature, or through any other person having dual capacity, or through any person having a direct or indirect interest in the escrow or other device, permitting any fee, commission or compensation which is contingent upon the performance of any act, condition, or instruction set fourth in an escrow, to be drawn or paid, either in whole or in part, or in kind or its equivalent, prior to the actual closing and completion of the escrow."

Alliance Title

THE UNDERSIGNED PARTIES, JOINTLY AND SEVERALLY, DO RELIEVE YOU FROM AND AGREE TO SAVE AND HOLD YOU HARMLESS FROM ANY AND ALL LIABILITY TO THE UNDERSIGNED AND/OR TO ANY THIRD PARTIES WHICH YOU, AS ESCROW HOLDER, MAY INCUR BY REASON OF YOUR RELEASING AND PAYING $ 100,000,00 TO SELLERS HEREIN, PRIOR TO THE CLOSE OF THIS ESCROW. IN COMPLIANCE WITH THESE INSTRUCTIONS AND DO FURTHER AGREE THAT YOU WILL NOT BE REQUESTED TO AID IN THE RECOVERY OF SAID AMOUNT IN THE EVENT THAT THIS ESCROW IS NOT CONSUMMATED.

In the event that the seller's loan of record to Midland is not paid in full by 1211105, buyer agrees to pay the additional interest accrued for not complying with the lender requirements of a 30 day notice and will pay the additional interest owing from 12/1105 to 1/1106 through their closing funds in an amount not to exceed $30,000.00

Buyer and Seller are aware that there will be no further extensions and the forfeiture of the non refundable deposits are not to be construed a s a cooperation for less or any part or remedy, but because it is impossible to calculate the loss due to a failed closing, it is simply an agreed upon amount.
All other terms and conditions remain the same,

BUYERS:

ST. ROSE LLC

/s/ St. Rose LLC     10/23/05
BY:      Date

Alliance Title

THE UNDERSIGNED PARTIES, JOINTLY AND SEVERALLY, DO RELIEVE YOU FROM AND AGREE TO SAVE AND HOLD YOU HARMLESS FROM ANY AND ALL LIABILITY TO THE UNDERSIGNED AND/OR TO ANY THIRD PARTIES WHICH YOU, AS ESCROW HOLDER, MAY INCUR BY REASON OF YOUR RELEASING AND PAYING $ 100,000.00 TO SELLERS HEREIN, PRIOR TO THE CLOSE OF THIS ESCROW, IN COMPLIANCE WITH THESE INSTRUCTIONS: AND DO FURTHER AGREE THAT YOU WILL NOT BE REQUESTED TO AID IN THE RECOVERY OF SAID AMOUNT IN THE EVENT THAT THIS ESCROW IS NOT CONSUMMATED.

In the event that the seller's loan of record to Midland is not paid in full by 12/1/05, buyer agrees to pay the additional interest accrued for not complying with the lender requirements of a 30 day notice and will pay the additional interest owing from 12/1/05 to 1/1/06 through their closing funds in an amount not to exceed $30,000.00.

Buyer and Seller are aware that there will be no further extensions and the forfeiture of the non refundable deposits are not to be construed a s a cooperation for less or any part or remedy, but because it is impossible to calculate the loss due to a failed closing, it is simply an agreed upon amount.

All other terms and conditions remain the same.

 SELLERS:

DENVER FUND I, LTD
A COLORADO LIMITED PARTNERSHIP
BY: CERTIFIED PROPERTY
ADVISORS, GENERAL PARTNER

10/20/05
Date

/s/ Paul F. Winger, President
BY: PAUL F. WINGER,
PRESIDENT

Alliance Title

THE UNDERSIGNED PARTIES, JOINTLY AND SEVERALLY, DO RELIEVE YOU FROM AND AGREE TO SAVE AND HOLD YOU HARMLESS FROM ANY AND ALL LIABILITY TO THE UNDERSIGNED AND/OR TO ANY THIRD PARTIES WHICH YOU, AS ESCROW HOLDER, MAY INCUR BY REASON OF YOUR RELEASING AND PAYING $ 100,000.00 TO SELLERS HEREIN, PRIOR TO THE CLOSE OF THIS ESCROW, IN COMPLIANCE WITH THESE INSTRUCTIONS: AND DO FURTHER AGREE THAT YOU WILL NOT BE REQUESTED TO AID IN THE RECOVERY OF SAID AMOUNT IN THE EVENT THAT THIS ESCROW IS NOT CONSUMMATED.

In the event that the seller's loan of record to Midland is not paid in full by 12/1/05, buyer agrees to pay the additional interest accrued for not complying with the lender requirements of a 30 day notice and will pay the additional interest owing from 12/1/05 to 1/1/06 through their closing funds in an amount not to exceed $30,000.00.

Buyer and Seller are aware that there will be no further extensions and the forfeiture of the non refundable deposits are not to be construed a s a cooperation for less or any part or remedy, but because it is impossible to calculate the loss due to a failed closing, it is simply an agreed upon amount.

All other terms and conditions remain the same.

BUYERS:

ST. ROSE LLC

/s/ St. Rose LLC 10/23/05
BY:   Date

SELLERS:

SECURED DIVERSIFIED
INVESTMENT, LTD

/s/ Jan Wallace
BY: JAN WALLACE

10/25/05
Date